Supplement to the
Fidelity Advisor® Electronics Fund
Class A, Class T, Class C and Class I
September 29, 2016
As Revised February 10, 2017
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective October 1, 2016, Fidelity Advisor® Electronics Fund was renamed Fidelity Advisor® Semiconductors Fund.

AFEL-SUM-17-01 1.9881456.100	March 1, 2017